Exhibit No. EX-99.23(e)(2)(a)


                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                        (AMENDED, effective May 1, 2006)

NAME OF FUND
Gartmore GVIT Nationwide Fund (formerly Gartmore GVIT Total Return Fund)

Gartmore GVIT Growth Fund (formerly Capital Appreciation Fund)

Gartmore GVIT Government Bond Fund (formerly Government Bond Fund)

Gartmore GVIT Money Market Fund (formerly Money Market Fund)

Gartmore GVIT Money Market Fund II (formerly Money Market Fund II)

GVIT Small Company Fund (formerly Nationwide Small Company Fund)

J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund)

Van Kampen GVIT Comstock Value Fund (formerly Federated NSAT Equity Income Fund and Federated GVIT Equity Income Fund)

Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund)

Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund)

Van Kampen GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund and MAS GVIT Multi Sector Bond Fund)

GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)

GVIT Mid Cap Index Fund (formerly Dreyfus GVIT Mid Cap Index Fund and Dreyfus
   NSAT Mid Cap Index Fund)

GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund)

Gartmore GVIT Mid Cap Growth Fund (formerly Strong NSAT Mid Cap Growth Fund and
   Strong GVIT Mid Cap Growth Fund)

Gartmore GVIT Global Technology and Communications Fund (formerly Gartmore GVIT

Global Technology and Communications Fund)

Gartmore GVIT Global Health Sciences Fund (formerly Gartmore NSAT Global Health
   Sciences Fund)

Gartmore GVIT Emerging Markets Fund (formerly Gartmore NSAT Emerging Markets
   Fund)

Gartmore GVIT International Growth Fund (formerly Gartmore NSAT International
   Growth Fund)

Gartmore GVIT U.S. Growth Leaders Fund (formerly Gartmore GVIT U.S. Leaders
   Fund)

Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund

Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor
   Destinations Aggressive Fund)

Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT
   Investor Destinations Moderately Aggressive Fund)

Gartmore GVIT Investor Destinations Moderate Fund (formerly NSAT Investor
   Destinations Moderate Fund)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                        (AMENDED, Effective May 1, 2006)
                                     Page 2

NAME OF FUND
Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT Investor Destinations Moderately Conservative Fund)

Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor
   Destinations Conservative Fund)

Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders
   Fund)

Dreyfus GVIT International Value Fund

GVIT S&P 500 Index Fund

Gartmore GVIT Developing Markets Fund

American Funds GVIT Growth Fund

American Funds GVIT Global Growth Fund

American Funds GVIT Asset Allocation Fund

American Funds GVIT Bond Fund

GVIT Bond Index Fund

GVIT International Index Fund

GVIT Small Cap Index Fund

GVIT Enhanced Income Fund

As amended, effective May 1, 2006:


GARTMORE VARIABLE INSURANCE TRUST


By:
    ----------------------------------
Name:
Title


GARTMORE DISTRIBUTION SERVICES, INC.


By:
    ----------------------------------
Name:
Title